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                           DEFINITIVE PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Filed by the Registrant [X]
      Filed by a Party other than the Registrant [ ]
      Check the appropriate box:
      [ ]  Preliminary Proxy Statement      [ ] Confidential, For Use  of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)

      [ ]  Definitive Proxy Statement
      [X]  Definitive Revised Materials
      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Tegal Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X] No fee required

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transactions applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        [ ]  Fee paid previously with preliminary materials:

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        [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

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        (2) Form, Schedule or Registration Statement no.:

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        (3) Filing Party:

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        (4) Date Filed:

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

                               TEGAL CORPORATION
                             2201 S. MCDOWELL BLVD.
                               PETALUMA, CA 94953

                                August 21, 1998

     Re:  Tegal Corporation's Annual Meeting Proxy Card

To the Stockholders of Tegal Corporation:

     You may have previously received a proxy statement dated August 5, 1998 from us together with a form of white proxy card and return envelope.

     The form of proxy card previously delivered did not have a box for you to check if you wished to abstain with respect to voting. We enclose a new form of proxy card which can be differentiated by its blue stripe and which does contain a box for you to check if you wish to abstain. Please send the revised proxy card to indicate your vote.

                                            Very truly yours,

                                            /s/ David Curtis
                                            _________________
                                            David Curtis

                                            Chief Financial Officer
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PROXY                                                                      PROXY







                                TEGAL CORPORATION

                 THIS PROXY IS SOLICITED BY AND ON BEHALF ON THE
                  BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                       STOCKHOLDERS ON SEPTEMBER 15, 1998.

     The undersigned hereby appoints Michael L. Parodi and David Curtis, and each of them, with full power of substitution in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 15, 1998, and any and all adjournments thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



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                             -FOLD AND DETACH HERE-

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The Board of Directors recommends that you vote FOR the    Please mark       [X]
nominees in Proposal 1, and FOR adoption of                your vote as
Proposals 2 and 3.                                         indicated in
                                                           this example.






1. ELECTION OF DIRECTORS                      FOR             WITHHOLD AUTHORITY
Robert V. Hery, Michael L. Parodi,    all nominees listed      to vote for all
Jeffrey M. Krauss, Thomas R. Mika,     (except as marked       nominees listed
Fred Nazem and Edward A. Dohring        to the contrary)
                                             [ ]                     [ ]


INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX NOMINEES LISTED ABOVE.

2. Proposal to adopt the 1998 Equity
Plan which is being proposed by the                 FOR     AGAINST    ABSTAIN
Board of Directors.                                 [ ]       [ ]        [ ]


3. Proposal to adopt the Amendment to               FOR     AGAINST    ABSTAIN
the Directors Plan which is being                   [ ]       [ ]        [ ]
proposed by the Board of Directors.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournments thereof.

ANY PREVIOUS PROXY EXECUTED BY THE UNDERSIGNED IS HEREBY REVOKED.

Receipt of the notice of the Annual Meeting and the Proxy Statement is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature of
Stockholder______________________________________Dated_______________ , 1998

Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

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                             -FOLD AND DETACH HERE-